MCCARTHY FUND
                                    (MGAMX)

                              (MCCARTHY FUND LOGO)

                               Semi-Annual Report
                               December 31, 2002
                                  (Unaudited)

                                 MCCARTHY FUND
                   A SERIES OF TRUST FOR INVESTMENT MANAGERS
                                    (MGAMX)

                   SEMI-ANNUAL REPORT ENDED DECEMBER 31, 2002

Dear Fellow Shareholder:

The McCarthy Fund's performance for various periods ended December 31, 2002 and the performance for the Standard & Poor's 500 Index are shown below:

         TIME                     MCCARTHY    STANDARD & POOR'S     RELATIVE
        PERIOD                      FUND          500 INDEX        PERFORMANCE
        ------                    --------     ----------------    -----------
Six months ended
  December 31, 2002                (4.67)%         (10.30)%           +5.63%
Year ended December 31, 2002      (25.12)%         (22.09)%          (3.03)%
Annualized from
  August 6, 2001 inception        (16.39)%         (18.63)%           +2.24%

The U.S. stock market indices were down for a third straight year.  This was the
first three-year decline since the World War II years of 1939-1941.   The
McCarthy Fund declined 4.67% for the six months ended December 31, 2002.   For
comparison, the Standard & Poor's 500 stock index declined by 10.30%.   For
calendar year 2002, the Fund declined more than the Standard & Poor's 500 stock
index.   The Fund's out-performance over the last six months has moved the Fund
performance ahead of the Index performance since inception.   As fellow
shareholders we are not pleased with negative returns - even for short time periods. That said our time horizon for stock investments is three to five
years.   We consider the current environment favorable for accumulating good
companies at reasonable prices.   We remain confident in our investment process
and are optimistic about the performance prospects for the McCarthy Fund portfolio.

ARE STOCKS CHEAP OR EXPENSIVE? Our investment process focuses on the valuation of individual companies rather than the valuation of the market. We invest in individual companies - not the market. Further, like a main street businessperson, we believe that a company is worth the value of the cash flow
that it can generate for the benefit of its owners.   Quantifying the cash flow
is an art that we feel is necessary in determining the value of a company and
its stock.   We utilize multiple scenarios for estimating the future cash flow
generation potential of a company.    As we review current Wall Street earnings
and cash flow estimates for companies we own, we observe that analysts have turned extremely conservative. Their conservatism stands in contrast to their aggressive outlook for earnings toward the stock market peak in early 2000. When we value a company based on cash flows from Wall Street consensus
estimates, we may find a company slightly undervalued or fairly valued.   If we
use our estimate of normalized earnings and cash flow, we may find the same
company 40% or more undervalued.  There's the rub!   Many stocks are compelling
values if the economic environment improves and the companies perform in line
with their sustainable growth capabilities.   If the economy does not improve,
the valuation of those companies may not improve for some time.

So, are stocks cheap or expensive?   We believe that an investor with a three to
five year investment time horizon will be pleased with stock purchases made at the current time. We exercise discipline in making stock purchases. Although we find many compelling values, pockets of over-valuation continue to exist. Several of the largest market capitalization companies exhibit this over-valuation.

In our last report we discussed three stocks that had hurt portfolio performance
in the first six months of 2002.   We are pleased to report that those stocks
(Liberty Media, Tyco International and Qwest Communications) each out-performed
the market over the last six months of 2002.   Liberty Media was down 9.24%
($9.84-$8.94) while the Standard & Poor's 500 Index lost 10.30% for the six months ended December 31, 2002. Tyco International and Qwest Communications rose 26% ($13.51-$17.08) and 78% ($2.80-$5.00) respectively from very depressed price levels.

New additions to the McCarthy Fund portfolio included Kroger Co. and Safeway,
Inc.   Both are food retailers that should benefit from an improving economy yet
provide defensive characteristics if the economy remains weak.   Also added to
the portfolio were several smaller capitalization companies including Insituform Technologies, Shaw Group Inc., Advent Software Inc., Applebee's International Inc., Convergys Corp., Insight Communications Co., NCO Group Inc. and Intrado Inc.

Eliminations from the McCarthy Fund portfolio, due to valuation, included Energizer Holdings Inc., Sybase Inc., ChevronTexaco Corp., Dean Foods Co., McCormick & Co., Johnson & Johnson, Freddie Mac and H & R Block.
Eliminations because we judged that risk exceeded reward or that fundamentals were deteriorating included Global Imaging Systems, PerkinElmer Inc., Adobe Systems Inc., Brooktrout, Inc. and TeeKay Shipping Corp.

Thank you again for joining the Adviser's affiliated companies, our employees
and our families as shareholders of the Fund.   A significant percentage of the
Fund's assets represent investments by our affiliates.   The portfolio manager
has invested, and continues to invest, his personal money, including all of his retirement assets, in the Fund. We stress to you, as a fellow shareholder, that we do not invest our own money like the McCarthy Fund; we invest our money in
                               ----                                        --
the McCarthy Fund. We believe our investment in the Fund properly aligns our interests with yours.

The companies that comprise the Fund's top ten holdings are listed on the following page. Thank you again for being our partners in the McCarthy Fund!

Sincerely,
McCarthy Group Asset Management, Inc.

Richard L. Jarvis                            Art N. Burtscher
Chairman - Chief Investment Officer          President

PAST PERFORMANCE OF THE FUND AND THE S&P 500 INDEX IS NOT INDICATIVE OF FUTURE PERFORMANCE. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment. The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy. Indexes are not available for direct investment and do not incur expenses. Fund sector allocations and portfolio holdings are subject to change and are not
recommendations to buy or sell any security.   The information contained in this
report is authorized for use when proceeded or accompanied by a prospectus for the McCarthy Fund, which includes more complete information on the risks, charges and expenses related to an ongoing investment in the Fund. Please read
the prospectus carefully before you invest or send money.   The Fund is
distributed by Quasar Distributors, LLC.   02/03

                              TEN LARGEST HOLDINGS
              (REPRESENT 38.4% OF NET ASSETS AT DECEMBER 31, 2002)

LIBERTY MEDIA CORP CL A (L)                                                8.4%
Holding company with subsidiaries and investments operating in the media, communications and entertainment industries. Brands and investments include Encore, STARZ!, Discovery, TV Guide, Fox, USA, QVC, AOL, CNN, TBS, Motorola and Sprint PCS.

TYCO INTERNATIONAL LTD. (TYC)                                              4.9%
Diversified manufacturing and service company that provides electrical and electronic components, energy solutions and power products; operates and maintains undersea cable communications systems; installs and services fire detection and suppression systems; provides electronic security systems; specialty valves; and disposable medical supplies and other specialty products.

WASHINGTON MUTUAL, INC. (WM)                                               4.6%
Financial services company that serves consumers and small to mid-sized businesses. Through its subsidiaries, Washington Mutual engages in consumer banking, mortgage banking, commercial banking, financial services and consumer finance.

AOL TIME WARNER (AOL)                                                      3.6%
Diversified media and communications company. Business segments consist of America Online (internet), Cable Television, Filmed Entertainment, Networks, Music, and Publishing.

CITIZENS COMMUNICATIONS CO. (CZN)                                          3.5%
Telecommunications company providing wireline communications services to rural areas and small and medium-sized towns and cities, including the Rochester, New York, metropolitan area, as an incumbent local exchange carrier.

APOGENT TECHNOLOGIES, INC. (AOT)                                           3.1%
Designs, manufactures and markets value-added laboratory and life science products for the clinical, research and industrial markets worldwide.

IMS HEALTH, INC.  (RX)                                                     2.8%
Provider of information solutions to the healthcare and pharmaceuticals industries, as well as a provider of solutions for software development and e-business maintenance.

WASTE MANAGEMENT, INC. (WMI)                                               2.8%
World's largest provider of solid waste services such as collection, transfer, disposal and recycling.

COMVERSE TECHNOLOGY (CMVT)                                                 2.4%
Designs, develops, manufactures, markets and supports computer and telecommunications systems and software for multimedia communications and information processing applications.

REPUBLIC SERVICES, INC. (RSG)                                              2.3%
U.S. provider of non-hazardous solid waste services such as collection, transfer, disposal and recycling.

Portfolio holdings are as of December 31, 2002, are subject to change at any time and are not recommendations to buy or sell any security.

                            SCHEDULE OF INVESTMENTS
                        AT DECEMBER 31, 2002 (UNAUDITED)

  SHARES     COMMON STOCKS: 94.17%                                MARKET VALUE
  ------     ---------------------                                ------------
             ADVERTISING SERVICES: 0.74%
   6,435     R.H. Donnelley Corp.*<F1>                             $   188,610
                                                                   -----------

             BANKS: 5.35%
   8,801     U.S. Bancorp                                              186,757
  33,988     Washington Mutual, Inc.                                 1,173,606
                                                                   -----------
                                                                     1,360,363
                                                                   -----------

             BROADCAST SERVICE/PROGRAM: 8.35%
 237,440     Liberty Media Corp. - Class A*<F1>                      2,122,714
                                                                   -----------

             BUILDING & CONSTRUCTION - MISC.: 1.07%
  16,004     Insituform Technologies, Inc. - Class A*<F1>              272,868
                                                                   -----------

             CABLE TV: 1.45%
  86,246     Charter Communications, Inc. - Class A*<F1>               101,770
  21,574     Insight Communications Company, Inc.*<F1>                 267,086
                                                                   -----------
                                                                       368,856
                                                                   -----------

             COMMERCIAL SERVICES: 2.92%
  31,699     Convergys Corp.*<F1>                                      480,240
  16,404     NCO Group, Inc.*<F1>                                      261,644
                                                                   -----------
                                                                       741,884
                                                                   -----------

             COMPUTER SERVICES: 3.89%
  14,816     Electronic Data Systems Corp.                             273,059
   8,504     FactSet Research Systems, Inc.                            240,408
  18,675     The Reynolds & Reynolds Co. - Class A                     475,652
                                                                   -----------
                                                                       989,119
                                                                   -----------

             CONSUMER PRODUCTS/MISCELLANEOUS: 1.16%
   6,000     The Scotts Co. - Class A*<F1>                             294,240
                                                                   -----------

             DATA PROCESSING/MANAGEMENT: 1.22%
  34,012     eFunds Corp.*<F1>                                         309,849
                                                                   -----------

             DIVERSIFIED OPERATIONS: 7.84%
  52,075     Cendant Corp.*<F1>                                        545,746
  11,868     FirstService Corp.*<F1>                                   190,837
  73,531     Tyco International Ltd. #<F2>                           1,255,909
                                                                   -----------
                                                                     1,992,492
                                                                   -----------

             ENTERPRISE SOFTWARE - SERVICES: 2.56%
  21,525     Advent Software, Inc.*<F1>                                293,386
 106,906     Novell, Inc.*<F1>                                         357,066
                                                                   -----------
                                                                       650,452
                                                                   -----------

             FOOD: 2.56%
  13,166     Safeway,  Inc.*<F1>                                       307,558
  22,248     The Kroger Co.*<F1>                                       343,732
                                                                   -----------
                                                                       651,290
                                                                   -----------

             GAS - DISTRIBUTION: 0.80%
   6,957     Energen Corp.                                             202,449
                                                                   -----------

             IDENTIFICATION SYSTEMS/DEVELOPMENT: 0.35%
   6,095     Paxar Corp.*<F1>                                           89,901
                                                                   -----------

             INSURANCE: 3.82%
     229     Berkshire Hathaway Inc. - Class B*<F1>                    554,867
  11,349     Torchmark Corp.                                           414,579
                                                                   -----------
                                                                       969,446
                                                                   -----------

             MEDIA: 3.58%
  69,400     AOL Time Warner, Inc.*<F1>                                909,140
                                                                   -----------

             MEDICAL - DRUGS: 7.24%
  30,043     Applera Corp. - Celera Genomics Group*<F1>                286,911
  13,828     Biogen, Inc.*<F1>                                         553,950
   8,516     Merck & Co., Inc.                                         482,091
  42,442     Perrigo Co.*<F1>                                          515,670
                                                                   -----------
                                                                     1,838,622
                                                                   -----------

             MEDICAL - INFORMATION SYSTEMS: 2.77%
  44,020     IMS Health, Inc.                                          704,320
                                                                   -----------

             MEDICAL - INSTRUMENTS: 5.20%
  38,101     Apogent Technologies, Inc.*<F1>                           792,501
   6,918     Cantel Medical Corp.*<F1>                                  87,582
  13,120     CONMED Corp.*<F1>                                         257,021
   6,190     Vital Signs, Inc.                                         184,957
                                                                   -----------
                                                                     1,322,061
                                                                   -----------

             OIL - EXPLORATION & PRODUCTION: 6.15%
   9,056     Apache Corp.                                              516,101
  11,292     Devon Energy Corp.                                        518,303
   7,447     Newfield Exploration Co.*<F1>                             268,464
   7,814     Stone Energy Corp.*<F1>                                   260,675
                                                                   -----------
                                                                     1,563,543
                                                                   -----------

             PRINTING - COMMERCIAL: 0.63%
   5,401     Valassis Communications, Inc.*<F1>                        158,951
                                                                   -----------

             PHYSICAL PRACTICE MANAGEMENT: 0.95%
  22,153     Orthodontic Centers of America, Inc.*<F1>                 241,689
                                                                   -----------

             REAL ESTATE INVESTMENT TRUSTS: 3.73%
   1,987     Apartment Investment & Management Co.                      74,473
   4,900     Archstone-Smith Trust                                     115,346
   5,531     Arden Realty, Inc.                                        122,512
   1,759     Avalonbay Communities, Inc.                                68,847
   3,000     Chateau Communities, Inc.                                  69,000
   5,000     Cousins Properties, Inc.                                  123,500
   7,200     FelCor Lodging Trust, Inc.                                 82,368
  11,400     Host Marriott Corp.*<F1>                                  100,890
   3,413     Kilroy Realty Corp.                                        78,670
   3,000     Vornado Realty Trust                                      111,600
                                                                   -----------
                                                                       947,206
                                                                   -----------

             RETAIL: 1.97%
  18,980     Casey's General Stores, Inc.                              231,746
   8,423     Zale Corp.*<F1>                                           268,694
                                                                   -----------
                                                                       500,440
                                                                   -----------

             RETAIL - RESTAURANTS: 2.16%
  10,000     Applebee's International, Inc.                            231,910
  13,184     IHOP Corp.*<F1>                                           316,416
                                                                   -----------
                                                                       548,326
                                                                   -----------

             STEEL PIPE & TUBE: 1.11%
  17,200     The Shaw Group, Inc.*<F1>                                 282,940
                                                                   -----------

             TELECOMMUNICATIONS: 7.92%
  85,386     Citizens Communications Co.*<F1>                          900,822
  59,905     Comverse Technology, Inc.*<F1>                            600,248
  19,458     Intrado, Inc.*<F1>                                        190,688
  64,242     Qwest Communications International, Inc.*<F1>             321,210
                                                                   -----------
                                                                     2,012,968
                                                                   -----------

             TOYS: 1.60%
  21,247     Mattel, Inc.                                              406,880
                                                                   -----------

             WASTE DISPOSAL: 5.08%
  28,142     Republic Services, Inc.*<F1>                              590,419
  30,600     Waste Management, Inc.                                    701,352
                                                                   -----------
                                                                     1,291,771
                                                                   -----------
             TOTAL COMMON STOCKS
               (cost $26,804,014)                                   23,933,390
                                                                   -----------

             PREFERRED STOCKS: 0.01%
             ------------------------
   9,000     Acceptance Insurance Companies, Inc.*<F1>
               (cost $225,000)                                           3,600
                                                                   -----------

             SHORT-TERM INVESTMENT: 2.87%
             ----------------------------
             MONEY MARKET INVESTMENT:
 729,004     Cash Trust Series II - Treasury Fund
               (cost $729,004)                                         729,004
                                                                   -----------
             TOTAL INVESTMENTS IN SECURITIES
               (cost $27,758,018): 97.05%                           24,665,994
             Other Assets in Excess of Liabilities: 2.95%              749,202
                                                                   -----------
             NET ASSETS: 100.00%                                   $25,415,196
                                                                   -----------
                                                                   -----------

*<F1>  Non-income producing security.
#<F2>  U.S. security of foreign issuer.

                       See notes to financial statements.

                      STATEMENT OF ASSETS AND LIABILITIES
                        AT DECEMBER 31, 2002 (UNAUDITED)

ASSETS
   Investments, at market value (cost $27,758,018)                 $24,665,994
   Cash                                                                173,139
   Receivables:
     Securities sold                                                   534,540
     Fund shares issued                                                 57,553
     Dividends receivable                                               15,979
   Prepaid expenses                                                      7,961
                                                                   -----------
       Total Assets                                                 25,455,166
                                                                   -----------

LIABILITIES
   Payables:
     Due to Advisor                                                      3,225
     Administration fees                                                 3,252
   Accrued expenses                                                     33,493
                                                                   -----------
       Total Liabilities                                                39,970
                                                                   -----------

NET ASSETS                                                         $25,415,196
                                                                   -----------
                                                                   -----------

   NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
   [$25,415,196 / 3,278,781 shares outstanding; unlimited number
   of shares (par value $0.01) authorized]                               $7.75
                                                                         -----
                                                                         -----

COMPONENTS OF NET ASSETS
   Paid-in capital                                                 $29,851,827
   Accumulated net realized loss on investments                     (1,344,607)
   Net unrealized depreciation on investments                       (3,092,024)
                                                                   -----------
       Total Net Assets                                            $25,415,196
                                                                   -----------
                                                                   -----------

                       See notes to financial statements.

                            STATEMENT OF OPERATIONS
             FOR THE SIX MONTHS ENDED DECEMBER 31, 2002 (UNAUDITED)

INVESTMENT INCOME
   Dividend income                                                 $   115,800
                                                                   -----------

EXPENSES
   Advisory fees (Note 3)                                              117,854
   Administration fees (Note 3)                                         18,832
   Fund accounting fees                                                 13,248
   Professional fees                                                    13,064
   Transfer agent fees                                                  10,304
   Custody fees                                                          5,152
   Trustee fees                                                          3,312
   Registration fees                                                     3,312
   Shareholder reporting                                                 2,944
   Miscellaneous                                                         1,669
   Insurance                                                               736
                                                                   -----------
       Total expenses                                                  190,427
       Less:  advisory fee waiver (Note 3)                             (35,343)
                                                                   -----------
       Net expenses                                                    155,084
                                                                   -----------
NET INVESTMENT LOSS                                                    (39,284)
                                                                   -----------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS
   Net realized gain on investments                                     71,859
   Change in net unrealized (depreciation)/appreciation
     on investments                                                 (1,379,523)
                                                                   -----------
       Net realized and unrealized loss on investments              (1,307,664)
                                                                   -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS               $(1,346,948)
                                                                   -----------
                                                                   -----------

                       See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                              SIX MONTHS ENDED
                                                             DECEMBER 31, 2002      PERIOD ENDED
                                                                (UNAUDITED)      JUNE 30, 2002*<F3>
                                                             -----------------   ------------------
OPERATIONS
   Net investment (loss)/income                                 $   (39,284)        $    35,894
   Net realized gain/(loss) on investments                           71,859          (1,394,470)
   Change in net unrealized depreciation
     on investments                                              (1,379,523)         (1,712,501)
                                                                -----------         -----------
       NET DECREASE IN NET ASSETS
         RESULTING FROM OPERATIONS                               (1,346,948)         (3,071,077)
                                                                -----------         -----------

DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income                                            --             (44,980)
   From net realized gains                                               --             (22,042)
                                                                -----------         -----------
       TOTAL DECREASE IN NET ASSETS
         RESULTING FROM DISTRIBUTIONS                                    --             (67,022)
                                                                -----------         -----------

CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                      1,950,888          29,651,582
   Proceeds from reinvestment of dividends                                0              66,980
   Cost of shares redeemed                                       (1,439,971)           (329,236)
                                                                -----------         -----------
       NET INCREASE IN NET ASSETS RESULTING
         FROM CAPITAL SHARE TRANSACTIONS                            510,917          29,389,326
                                                                -----------         -----------

TOTAL (DECREASE)/INCREASE IN NET ASSETS                            (836,031)         26,251,227

NET ASSETS
   Beginning of period                                           26,251,227                  --
                                                                -----------         -----------

   End of period                                                $25,415,196         $26,251,227
                                                                -----------         -----------
                                                                -----------         -----------
CHANGES IN SHARES OUTSTANDING
   Shares sold                                                      256,335           3,256,949
   Shares reinvested                                                     --               6,685
   Shares redeemed                                                 (206,273)            (34,915)
                                                                -----------         -----------
       Net increase in shares outstanding                            50,062           3,228,719
                                                                -----------         -----------
                                                                -----------         -----------

*<F3>  Commenced operations on August 6, 2001.

                       See notes to financial statements.

                              FINANCIAL HIGHLIGHTS

For a fund share outstanding throughout the period

                                                              SIX MONTHS ENDED
                                                             DECEMBER 31, 2002      PERIOD ENDED
                                                                (UNAUDITED)      JUNE 30, 2002*<F4>
                                                             -----------------   ------------------
NET ASSET VALUE, BEGINNING OF PERIOD                               $ 8.13              $10.00
                                                                   ------              ------

INCOME FROM INVESTMENT OPERATIONS:
Net investment (loss)/income                                        (0.01)               0.02
Net realized and unrealized loss on investments                     (0.37)              (1.85)
                                                                   ------              ------
     Total from investment operations                               (0.38)              (1.83)
                                                                   ------              ------

LESS DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income                                             --               (0.03)
From net realized gains                                                --               (0.01)
                                                                   ------              ------
     Total decrease from distributions                                 --               (0.04)
                                                                   ------              ------
NET ASSET VALUE, END OF PERIOD                                     $ 7.75              $ 8.13
                                                                   ------              ------
                                                                   ------              ------

TOTAL RETURN                                                        (4.67%)1<F5>       (18.40)%1<F5>

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in millions)                             $25.4               $26.3
Ratio of net expenses to average net assets:
   Before expense reimbursement                                      1.53%2<F6>          1.85%2<F6>
   After expense reimbursement                                       1.25%2<F6>          1.25%2<F6>
Ratio of net investment (loss)/income
  to average net assets:
   Before expense reimbursement                                     (0.60%)2<F6>        (0.41)%2<F6>
   After expense reimbursement                                      (0.32%)2<F6>         0.19%2<F6>
Portfolio turnover rate                                                29%1<F5>            46%1<F5>

*<F4>  Commenced operations on August 6, 2001.
1<F5>  Not annualized.
2<F6>  Annualized.

                       See notes to financial statements.

                         NOTES TO FINANCIAL STATEMENTS
                         DECEMBER 31, 2002 (UNAUDITED)


NOTE 1 - ORGANIZATION

  The McCarthy Fund (the "Fund") is a series of shares of beneficial interest of Advisor Series Trust (the "Trust") which is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, open-end management investment company. The Fund commenced operations on August 6, 2001. The investment objective of the Fund is to seek long-term growth of capital. The Fund pursues this objective by investing primarily in equity securities.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

  The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

  A. Securities Valuation. Securities traded on a national exchange or Nasdaq are valued at the last reported sale price at the close of regular trading on the last business day of the period; securities traded on an exchange or Nasdaq for which there have been no sales, and other over-the-counter securities, are valued at the mean between the last reported bid and asked prices. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. Short-term investments are stated at cost which, when combined with accrued interest, approximates market value.

     U.S. Government securities with less than 60 days remaining to maturity when acquired by the Fund are valued on an amortized cost basis. U.S. Government securities with more than 60 days remaining to maturity are valued at their current market value (using the mean between the bid and asked price) until the 60th day prior to maturity, and are then valued at amortized cost based upon the value on such date unless the Board of Trustees determines during such 60 day period that amortized cost does not represent fair value.

  B. Federal Income Taxes. It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

  C. Securities Transactions, Dividend Income and Distributions. Securities transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America. To the extent these book/tax differences are permanent such amounts are reclassified within the capital accounts based on their federal tax treatment.

  D. Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

  McCarthy Group Asset Management, Inc. (the "Advisor") provides the Fund with investment management services under an Investment Advisory Agreement (the "Agreement"). Under the Agreement the Advisor furnishes all investment advice, office space, facilities, and most of the personnel needed by the Fund. As compensation for its services, the Advisor receives a monthly fee at the annual rate of 0.95% of the Fund's average daily net assets. For the six months ended December 31, 2002, the Fund incurred $117,854 in advisory fees.

  The Fund is responsible for its own operating expenses. The Advisor has contractually agreed to limit the Fund's total operating expenses by reducing all or a portion of its fees and reimbursing the Fund's expenses, for a one year period, so that its ratio of expenses to average net assets will not exceed 1.25%. In the case of the Fund's initial period of operations any fee withheld or voluntarily reduced and/or any Fund expense absorbed by the Advisor pursuant to an agreed upon expense cap shall be reimbursed by the Fund to the Advisor, if so requested by the Advisor in subsequent fiscal years. Under the expense limitation agreement, the Advisor may recoup reimbursements made in the Fund's first fiscal year in any of the five succeeding fiscal years, reimbursements made in the Fund's second fiscal year in any of the four succeeding fiscal years, and reimbursements in any subsequent fiscal year over the following three fiscal years. For the six months ended December 31, 2002, the Advisor absorbed expenses of $35,343. The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses.
Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated. Cumulative expenses subject to recapture expire as follows:

                YEAR          AMOUNT
                ----          ------
                2007         $147,392

  U.S. Bancorp Fund Services, LLC. (the "Administrator") acts as the Fund's administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund's custodian, transfer agent and accountant; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rates:

     Under $24 million                  $36,000
     $24 to $100 million                0.15% of average daily net assets
     $100 to $150 million               0.10% of average daily net assets
     Over $150 million                  0.05% of average daily net assets

  For the six months ended December 31, 2002, the Fund incurred $18,832 in administration fees.

  U.S. Bancorp Fund Services, LLC. also provides fund accounting services for the Fund. Quasar Distributors, LLC. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

  Certain officers of the Trust are also officers of the Administrator.

NOTE 4 - PURCHASES AND SALES OF SECURITIES

  The cost of purchases and proceeds from sales of securities, excluding short-term investments, for the six months ended December 31, 2002, were $7,482,890 and $6,904,477 respectively.

                                    ADVISOR
                     McCarthy Group Asset Management, Inc.
                       1125 South 103rd Street, Suite 450
                           Omaha, Nebraska 68124-6019

                                  DISTRIBUTOR
                            Quasar Distributors, LLC
                            615 East Michigan Street
                           Milwaukee, Wisconsin 53202

                                   CUSTODIAN
                                U.S. Bank, N.A.
                           425 Walnut Street M/L 6118
                             Cincinnati, Ohio 45202

                                 TRANSFER AGENT
                          Orbitex Data Services, Inc.
                        14707 California Street, Suite 5
                             Omaha, Nebraska 68154
                                 1-866-811-0228

                                 LEGAL COUNSEL
                       Paul, Hastings, Janofsky & Walker
                          55 Second Street, 24th Floor
                        San Francisco, California, 94105

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.